Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of March 6, 2009 by and between PENINSULA BANK BUSINESS FUNDING, A DIVISION OF THE PRIVATE BANK OF THE PENINSULA, a California corporation (“Bank”) and VAUGHAN FOODS, INC., an Oklahoma corporation (“Grantor”).

RECITALS

Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank, Wild About Food – Oklahoma LLC, and Grantor (as amended from time to time, the “Loan Agreement”) dated of even date herewith. Capitalized terms used herein have the meaning assigned in the Loan Agreement. Bank is willing to make the credit extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

NOW, THEREFORE, Grantor agrees as follows:

AGREEMENT

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Bank a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Borrower:	VAUGHAN FOODS, INC.

216 Northeast 12th Street Moore, OK 73160 Attn: Gene P. Jones, Secretary, Treasurer, CFO	By: /s/ Gene P. Jones Title: Secretary, Treasurer and Chief Financial Officer

Address of Bank:	PENINSULA BANK BUSINESS FUNDING, A DIVISION OF THE PRIVATE BANK OF THE PENINSULA

400 Emerson Street Palo Alto, CA 94301 Attn: Mike Hansen	By: /s/ Victor Ragni Title: Vice President

EXHIBIT A

Copyrights

Title	Registration Number	Registration Date

NONE

EXHIBIT B

Patents

Title	Serial/ Patent Number	Application/ Issue Date

NONE

EXHIBIT C

Trademarks

Description	Serial / Registration Number	Application /Registration Date

NONE